Deposits	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposits

Note 8 – Deposits

Deposit balances as of December 31 consisted of the following:

(Dollars in thousands)

	2011	2010

Noninterest-bearing demand deposits	$78,263	$66,932
Interest-bearing demand deposits	64,498	59,853
Money market deposits	63,007	59,021
Savings deposits	46,737	43,572
Local certificates of deposit	144,983	152,602
Brokered certificates of deposit	5,877	7,904

Total deposits	$403,365	$389,884

Scheduled maturities of certificates of deposit at December 31 were as follows:

(Dollars in thousands)

2012	$107,117
2013	26,084
2014	4,721
2015	5,180
2016	6,755
Thereafter	1,003

Total	$150,860

The Bank had certificates of deposit issued in denominations of $100,000 or greater totaling $70.9 million and $72.6 million at December 31, 2011 and 2010, respectively. The Bank had brokered certificates of deposit totaling $5.9 million at December 31, 2011 compared to $7.9 million at December 31, 2010. As of December 31, 2011, the weighted average interest rate on these brokered certificates of deposit was 1.19% with maturities ranging from June 2012 to May 2013. In addition, the Bank had $18.3 million of certificates of deposit as of December 31, 2011 and $18.5 million as of December 31, 2010 that had been issued through the Certificate of Deposit Account Registry Service (CDARS). Although certificates of deposit issued through CDARS are issued to local customers, this type of deposit is classified as brokered deposits for regulatory purposes.